EXHIBIT 24.1

                                  POWER OF ATTORNEY


          We, the undersigned officers and directors of NUI Corporation, hereby severally constitute and appoint John Kean, Jr. and James
          R. Van Horn, and each of them severally, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-3 filed herewith and any and all pre-effective and post-effective amendments to said

          Registration Statement, and any subsequent Registration Statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933 and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable NUI Corporation to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and any and all amendments thereto or to any subsequent Registration Statement for the same offering which may be filed under said Rule 462(b).

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated as of December 15, 1999.

                       SIGNATURE                            TITLE

          /s/ John Kean                      Chairman and Director
          JOHN KEAN

          /s/ Vera King Farris               Director
          DR. VERA KING FARRIS

          /s/ James J. Forese                Director
          JAMES J. FORESE

          /s/ J. Russell Hawkins             Director
          J. RUSSELL HAWKINS

          /s/ Bernard S. Lee                 Director
          DR. BERNARD S. LEE

          /s/ R. Van Whisnand                Director
          R. VAN WHISNAND

          /s/ John Winthrop                  Director
          JOHN WINTHROP